                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               October 6, 2000



                              M&T BANK CORPORATION
             (Exact name of registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


       001-9861                                          16-0968385
(Commission File Number)                   (I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York                                14203
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:        (716) 842-5445



                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

       On October 6, 2000, M&T Bank Corporation ("M&T") consummated the merger (the "Merger") of Keystone Financial, Inc. ("Keystone") with and into Olympia Financial Corp. ("Olympia"), a wholly owned subsidiary of M&T, pursuant to the Agreement and Plan of Reorganization dated as of May 16, 2000 among M&T, Olympia and Keystone (the "Reorganization Agreement") and a related Agreement and Plan of Merger also dated as of May 16, 2000 between Keystone and Olympia and joined in by M&T (the "Merger Agreement"). Disclosure that M&T, Olympia and Keystone, had entered into the Reorganization Agreement was previously reported by M&T Bank in its Current Report on Form 8-K dated May 16, 2000.

       After application of the election, allocation and proration procedures contained in the Merger Agreement, the aggregate consideration for the Merger consisted of 15,900,292 shares of M&T common stock and $374.4 million in cash. The source of the cash consideration was a portion of the proceeds of an offering of 8% Subordinated Notes due 2010 by Manufacturers and Traders Trust Company ("M&T Bank"), a wholly owned subsidiary of Olympia and an indirect wholly owned subsidiary of M&T. This offering is described in Item 5 hereof. On October 7, 2000, the total number of shares of M&T common stock outstanding, including the shares issued in connection with the Merger, was 92,765,332, after giving effect to a 10-for-1 split of M&T common stock on October 5, 2000.

       Following the Merger, Keystone Financial Bank, N.A. ("Keystone Bank"), Keystone's commercial bank subsidiary, merged (the "Bank Merger") with and into M&T Bank. As a result of the Bank Merger, M&T Bank acquired 187 banking offices formerly operated by Keystone Bank in 31 Pennsylvania counties, three Maryland counties and one county in West Virginia.

       Upon consummation of the Merger, Carl L. Campbell, Donald Devorris, Daniel R. Hawbaker, Richard G. King and Stephen G. Sheetz became directors of M&T and M&T Bank. Messrs. Campbell, Devorris and King formerly were directors of Keystone and Keystone Bank. Messrs. Hawbaker and Sheetz formerly were directors of Keystone Bank. In addition, Mr. Campbell, formerly Chairman, President and Chief Executive Officer of Keystone, became a Vice Chairman of the Boards of Directors of M&T and M&T Bank.

       The foregoing description of the Merger is qualified in its entirety by reference to the Reorganization Agreement filed as Exhibit 2 to M&T's Current Report on Form 8-K dated May 16, 2000 and the Merger Agreement set forth as Annex A of the Reorganization Agreement.

       M&T Bank's announcement of the consummation of the Merger was made by means of a news release, a copy of which is set forth as Exhibit 99.1 hereto and incorporated herein by reference.

       Item 5. Other Events.

       On October 5, 2000, M&T Bank completed an offering of $500 million of 8% Subordinated Notes due 2010. The Subordinated Notes were structured to qualify as regulatory capital under federal banking laws. The proceeds will be used,

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among other things, to fund the cash consideration described in Item 2 hereof and to maintain M&T Bank's "well capitalized" status for regulatory purposes after the Merger. A copy of the press release announcing consummation of the offering is set forth as Exhibit 99.2 hereto and incorporated herein by reference.


       Item 7. Financial Statements and Exhibits.

       (a) Keystone's audited consolidated financial statements as of December 31, 1999 and 1998 and for each of the years ended December 31, 1999, 1998 and 1997, included in Keystone's Annual Report on Form 10-K for the year ended December 31, 1999, are hereby incorporated by reference, together with the report of Ernst & Young LLP, independent auditors, on such financial statements.

       In addition, Keystone's unaudited consolidated financial statements as of June 30, 2000 and 1999 and for the three months and six months ended June 30, 2000 and 1999, included in Keystone's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000, are hereby incorporated by reference.

       The pro forma financial information required to be filed by Item 7 (b) to Form 8-K shall be filed as soon as practicable after the date hereof, but not later than 60 days after this Current Report on Form 8-K would otherwise be required to be filed.

       (b) The following exhibits are filed herewith or incorporated by reference herein as a part of this report:

               Exhibit No.

                      2       Agreement and Plan of Reorganization
                              dated as of May 16, 2000 by and among
                              M&T, Olympia and Keystone (including the
                              Agreement and Plan of Merger as Annex A
                              thereto). Incorporated by reference to
                              Exhibit No. 2 to M&T Current Report on
                              Form 8-K dated May 16, 2000 of M&T (File
                              No. 001-9861).

                      23 Consent of Ernst & Young LLP, independent auditors to Keystone Financial, Inc. Filed herewith.

                      99.1 Press Release, dated October 9, 2000, announcing consummation of the Merger. Filed herewith.

                      99.2 Press Release, dated October 5, 2000, announcing completion of offering of $500 million of 8% Subordinated Notes due 2010 by M&T Bank.
                              Filed herewith.

                      99.3 Keystone's 1999 audited Financial Statements, together with the Report of the Independent Auditors thereon. Incorporated by reference to Keystone's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 000-11460).

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                     99.4     Keystone's June 30, 2000 unaudited financial
                              statements.  Incorporated by reference to
                              Keystone's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000
                              (File No. 000-11460).

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     M&T BANK CORPORATION


Date:  October 20, 2000                              By: /s/ Michael P. Pinto
                                                       ------------------------
                                                     Michael P. Pinto
                                                     Executive Vice President
                                                     and Chief Financial Officer

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Report Dated October 6, 2000                  Commission File Number:  001-9861


                              M&T BANK CORPORATION
             (Exact name of registrant as specified in its charter)








                                    EXHIBITS


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EXHIBIT INDEX

Exhibit No.
  2 Agreement and Plan of Reorganization dated as of May 16, 2000 by and among M&T, Olympia and Keystone (including the Agreement and Plan of Merger as Annex A thereto). Incorporated by reference to Exhibit No. 2 to M&T Current Report on Form
         8-K dated May 16, 2000 of M&T (File No. 001-9861).

  23     Consent of Ernst & Young LLP, independent auditors to Keystone
         Financial, Inc.  Filed herewith.

  99.1 Press Release, dated October 9, 2000, announcing consummation of the Merger. Filed herewith.

  99.2 Press Release, dated October 5, 2000, announcing completion of offering of $500 million of 8% Subordinated Notes due 2010 by M&T Bank. Filed herewith.

  99.3 Keystone's 1999 audited Financial Statements, together with the Report of the Independent Auditors thereon. Incorporated by reference to Keystone's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 000-11460).

  99.4   Keystone's June 30, 2000 unaudited financial statements.
         Incorporated by reference to Keystone's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000 (File
         No. 000-11460).